GOLDMAN SACHS TRUST

Goldman Sachs Dividend Focus Funds

Class A, Class C, Institutional, Class IR, and Class R6 Shares of the

Goldman Sachs Income Builder Fund

(the “Fund”)

Supplement dated April 25, 2016 to the

Prospectus (the “Prospectus”)

dated February 26, 2016

At a meeting held on April 13-14, 2016, the Board of Trustees of the Goldman Sachs Trust approved certain enhancements to the Fund’s investment strategies, consistent with its investment objective and overall investment approach, as described below.

Effective immediately, the Fund’s Prospectus is revised as follows:

The following is inserted after the second paragraph of the “Additional Information” subsection in the “Goldman Sachs Income Builder Fund— Summary—Principal Strategy” section of the Prospectus:

The Fund seeks to generate additional cash flow and may reduce volatility by the sale of call options on the S&P 500® Index or other regional stock market indices (or related ETFs).

The Fund expects that, under normal circumstances, it will sell call options in an amount that is between 15% and 25% of the value of the Fund’s portfolio. As the seller of the call options, the Fund will receive cash (the “premium”) from the purchaser. If the purchaser exercises the option, the Fund pays the purchaser the difference between the price of the index and the exercise price of the option. The premium, the exercise price and the market price of the index determine the gain or loss realized by the Fund as the seller of the call option.

During periods in which the U.S. equity markets are generally unchanged or falling, or in a modestly rising market where the income from premiums exceeds the aggregate appreciation of the underlying index over its exercise price, a diversified portfolio receiving premiums from its call option writing strategy may outperform the same portfolio without such an options strategy. However, in rising markets where the aggregate appreciation of the underlying index over its exercise price exceeds the income from premiums, a portfolio with a call writing strategy could significantly underperform the same portfolio without the options.

The following is added under the “Goldman Sachs Income Builder Fund—Summary—Principal Risks of the Fund” section of the Prospectus:

Option Writing Risk.  Writing (selling) call options limits the opportunity to profit from an increase in the market value of stocks in exchange for up-front cash (the premium) at the time of selling the call option. In a rising market, the Fund could significantly under-perform the market. Furthermore, the Fund’s call option writing strategies may not fully protect it against market declines because the Fund will continue to bear the risk of a decline in the value of its portfolio securities. In a sharply-falling equity market, the Fund will likely also experience sharp declines in its NAV.

The following is inserted after the second paragraph of the “Additional Information” subsection in the “Investment Management Approach—Principal Investment Strategies—Income Builder Fund” section of the Prospectus:

The Fund seeks to generate additional cash flow and may reduce volatility by the sale of call options on the S&P 500® Index or other regional stock market indices (or related ETFs).

The Fund expects that, under normal circumstances, the Fund will sell call options in an amount that is between 15% and 25% of the value of the Fund’s portfolio. As the seller of the call options, the Fund will receive cash (the “premium”) from the purchaser. Depending upon the type of index call option, the purchaser of a call option either (i) has the right to any appreciation in the value of the index over a fixed price (the “exercise price”) on a certain date in the future (the “expiration date”) or (ii) has the right to any appreciation in the value of the index over the exercise price at any time prior to the expiration of the option. If the purchaser does not exercise the option, the Fund retains the premium and makes no payments to the purchaser. If the purchaser exercises the option, the Fund pays the purchaser the difference between the price of the index and the exercise price of the option. The premium, the exercise price and the market price of the index determine the gain or loss realized by the Fund as the seller of the call option. The Fund can also repurchase the call option prior to the expiration date, ending its obligation. In this case, the cost of entering into closing purchase transactions will determine the gain or loss realized by the Fund.

During periods in which the equity markets are generally unchanged or falling, a diversified portfolio with a call option writing strategy may outperform the same portfolio without the options because of the premiums received from writing call options. Similarly, in a modestly rising market (where the income from premiums exceeds the aggregate appreciation of the underlying index over its exercise price) such a portfolio may outperform the same portfolio without the options. However, in other rising markets (where the aggregate appreciation of the underlying index over its exercise price exceeds the income from premiums), a portfolio with a call writing strategy could significantly underperform the same portfolio without the options.

The returns to the options strategy will be characterized as capital gains or losses. These will be aggregated with realized capital gains and losses from the equity portfolio to determine the Fund’s net capital gain or loss. The Fund generally will not make a distribution of capital gain unless it ends the year with an overall net capital gain. This means that it is possible the Fund will make no distribution of capital gains in some years even if the options strategy, by itself, generated a gain. If these gains were more than offset by losses from stock transactions, then the gain from the options strategy will remain in the Fund, and add to the Fund’s net asset value, but will not be distributed in that year. See “Taxation-Distributions” below.

It is anticipated that the calls will typically be written against the S&P 500® Index (or against ETFs linked to the S&P 500® Index) or against other regional stock market indices. The goal of the call writing is to generate an amount of premium that, when annualized and added to the Fund’s expected dividend yield, provides an attractive level of cash flow. Call writing, however, entails certain risks. For more information, see “Risks of the Funds” and “Appendix A—Other Portfolio Risks—Risks of Writing Index Call Options.”

The Investment Adviser anticipates generally using index call options with expirations of one month or less. Outstanding call options will be rolled forward upon expiration, so that there will generally be some options outstanding.

The following row is added to the “Risks of the Fund” table under the “Risks of the Fund” section of the Prospectus:

✓	Principal Risk
•	Additional Risk

	Income Builder Fund	Rising Dividend Growth Fund

Option Writing Risk	✓

The following is inserted after “Non-Investment Grade Fixed Income Securities Risk” in the “Risks of the Fund” section of the Prospectus:

¢	Option Writing Risk—Writing (selling) call options limits the opportunity to profit from an increase in the market value of stocks in exchange for up-front cash at the time of selling the call option. When the Income Builder Fund writes (sell) S&P 500® Index, (or other index or related ETF call options), it receives cash but limits its opportunity to profit from an increase in the market value of the applicable index beyond the exercise price (plus the premium received) of the option. In a rising market, the Income Builder Fund could significantly underperform the market. The Fund’s option strategies may not fully protect them against declines in the value of the market. Cash received from premiums will enhance return in declining markets, but the Fund will continue to bear the risk of a decline in the value of the securities held in its portfolio. The benefit from writing a call option is limited to the amount of premium received. In a period of a sharply falling equity market, the Fund will likely also experience sharp declines in their net asset value.

The following replaces the second and third paragraphs of the “Distributions” subsection in the “Taxation” section of the Prospectus:

The Income Builder Fund’s income or loss each year from writing index call options will, generally, be treated as short-term capital gain or loss.

Under current provisions of the Internal Revenue Code (the “Code”), the maximum individual rate applicable to qualified dividend income and long-term capital gains is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Fund distributions to noncorporate shareholders attributable to dividends received by the Funds from U.S. and certain qualified foreign corporations will generally be taxed at the long-term capital gain rate, as long as certain other requirements are met. For these lower rates to apply, the non-corporate shareholder must own their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund’s ex-dividend date. The amount of a Fund’s distributions that would otherwise qualify for this favorable tax treatment will be reduced as a result of a Fund’s high portfolio turnover rate.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Because of the Income Builder Fund’s practice of writing S&P 500® Index, other regional indices or related ETF call options, the possibility exists that an overlap between the Fund’s equity investments and the components of the indices if substantial enough, might cause a deferral of the Fund’s recognition of losses for tax purposes or a reduction in the amount of the Fund’s distributions that qualify for the favorable tax rate applicable to dividends. The Fund intends to manage its investments in a manner designed to avoid these adverse tax results to the extent reasonably practicable, but there is no assurance that the Fund will accomplish this objective at all times.

The following is inserted before the first paragraph of the “Other Portfolio Risks” subsection in the “Appendix A—Additional Information on Portfolio Risks, Securities and Techniques” section of the Prospectus:

Risks of Writing Index Call Options.  When the Income Builder Fund writes (sell) S&P 500® Index (or other index or related ETF) call options, respectively, it foregoes the opportunity to benefit from an increase in the value of the relevant index above the exercise price (plus the premium received) of the option, but the Fund continues to bear the risk of a decline in the value of the relevant index. As the seller of the index call options, the Income Builder Fund receives cash (the “premium”) from the purchaser. Depending upon the type of call option, the purchaser of an index call option either (i) has the right to any appreciation in the value of the index over a fixed price (the “exercise price”) on a certain date in the future (the “expiration date”) or (ii) has the right to any appreciation in the value of the index over the exercise price at any time prior to the expiration of the option. If the purchaser does not exercise the option, the Fund retains the premium and makes no payments to the purchaser. If the purchaser exercises the option, the Fund pays the purchaser the difference between the price of the index and the exercise price of the option. The premium, the exercise price and the market value of the index determine the gain or loss realized by the Fund as the seller of the index call option. The Fund can also repurchase the call option prior to the expiration date, ending its obligation. In this case, the cost of entering into closing purchase transactions will determine the gain or loss realized by the Fund.

There is no assurance that a liquid market will be available at all times for the Fund to write call options or to enter into closing purchase transactions. In addition, the premiums the Fund receives for writing call options may decrease as a result of a number of factors, including a reduction in interest rates generally, a decline in stock market volumes or a decrease in the price volatility of the underlying securities. For more information see “Portfolio Securities and Techniques—Options on Securities, Securities Indices and Foreign Currencies.”

This Supplement should be retained with your Prospectus for future reference.

DIVFO1STRATSTK 04-16